Pyxis Funds II	Summary Prospectus February 1, 2012

Pyxis Money Market Fund II

Retail Class  HAHXX    Institutional Class  HIHXX

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at www.pyxisais.com/Funds---Performance. You can also get this information at no cost by calling 1-877-665-1287 or by sending an e-mail request to info@pyxiscap.com. The Fund’s Statutory Prospectus and Statement of Additional Information, both dated February 1, 2012, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

High level of current income consistent with the preservation of capital and maintenance of liquidity.

Fees and Expenses of the Fund

The following table describes the fees that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment) None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Institutional Class
Management Fees	0.25%	0.25%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.12%	0.12%
Total Annual Fund Operating Expenses	0.37%	0.37%

Expense Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Retail Class	$38	$119	$208	$468
Institutional Class	$38	$119	$208	$468

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in short-term, U.S. dollar-denominated money market instruments. The Fund’s investments may include U.S. Government securities, repurchase agreements, commercial paper, certificates of deposit, variable rate securities, asset-backed securities, foreign debt securities, Eurodollar deposits and domestic and foreign bank deposits.

Pyxis Capital, L.P. (“Pyxis”), the Fund’s investment adviser, has allocated all the assets of the Fund to be managed/advised by GE Asset Management Incorporated (“GEAM”), the Fund’s sub-adviser. U.S. Government securities are securities that are issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association (Ginnie Mae). Other U.S. Government securities are backed by the issuer’s right to borrow from the U.S. Treasury, such as Federal National Mortgage Association (Fannie Mae) securities, while some are backed only by the credit of the issuing organization, such as obligations of the Federal Home Loan Mortgage Corporation (Freddie Mac).

The Fund invests consistent with regulatory standards governing security quality, maturity, liquidity and portfolio diversification. For example, the portfolio manager limits investments to high quality securities with remaining maturities of up to 13 months and limits the weighted average maturity of the Fund’s portfolio to 60 days or less. The Fund may invest more than 25% of its total assets in the domestic banking industry. All of the Fund’s assets must be rated in the two highest short-term rating categories (or their unrated equivalents), and at least 97% of its assets must be rated in the highest rating category (or its unrated equivalent), by a nationally recognized statistical rating organization.

The investment adviser may consider the following factors when buying and selling securities for the Fund: (i) portfolio liquidity, (ii) redemption requests, (iii) yield management, and (iv) credit management.

Principal Risks

The principal risks of investing in the Fund are:

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously, although equity securities generally have greater price volatility than fixed income securities. Negative conditions and price declines may occur unexpectedly and dramatically. In addition, the Fund could be forced to sell portfolio securities at an inopportune time in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities.

Government Securities Risk is the risk associated with U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the U.S. or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Credit Risk is the risk that the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or repurchase agreement, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

Asset-Backed Securities Risk is the risk of investing in asset-backed securities, and includes interest rate risk, prepayment risk and the risk that the Fund could lose money if there are defaults on the loans underlying these securities.

Banking Industry Risk. Adverse changes in economic and regulatory developments affecting the banking industry could affect the ability of the banks to meet their obligations. Such adverse economic changes may include substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade and are currently subject to legislative and regulatory scrutiny. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Foreign Investment Risk is the risk that investing in securities of foreign (non-U.S.) issuers may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, currency blockages and political changes or diplomatic developments. The costs of investing in many foreign markets are higher than the U.S., and investments may be less liquid.

It is possible to lose money on an investment in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s yield will change due to movements in current short-term interest rates and market conditions. A change in interest rates or default on the Fund’s investments could cause the Fund’s share price to decline below $1.00.

Performance

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Retail Class Shares for each full calendar year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. The Fund’s performance reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Updated performance information is available by visiting www.pyxisais.com/Funds---Performance or by calling 1-877-665-1287.

Calendar Year Total Returns

The bar chart shows the performance of the Fund’s Retail Class shares as of December 31.

The highest calendar quarter total return for Retail Class Shares of the Fund was 1.28% for the quarter ended December 31, 2006 and the lowest calendar quarter total

Pyxis Funds II Summary Prospectus

February 1, 2012

return was 0.00% for the quarter ended September 30, 2011. The Fund’s 7-day yield and 7-day effective yield as of December 31, 2011 was 0.00% and 0.00%, respectively.

Average Annual Total Returns

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years	Since Inception (2/28/93 for 90 Day T-Bill)
Retail Class (inception 2/23/93)	0.01%	1.49%	1.84%	3.19%
Institutional Class (inception 1/29/08)	0.01%	N/A	N/A	0.50%
90 Day T-Bill (reflects no deduction for fees, expenses or taxes)	0.06%	1.23%	1.83%	3.32%

Portfolio Management

Pyxis Capital, L.P. serves as the investment adviser to the Fund and GE Asset Management Incorporated serves as sub-adviser to the Fund.

Purchase and Sale of Fund Shares

Purchase minimum (for Retail Class shares)
	By mail	By wire	Automatic
Initial Investment	$500	$1,000	$25
Subsequent Investments	$100	$1,000	$25
There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors.

Purchase minimum (for Institutional Class shares) (eligible investors only)
Institutional Class
Initial Investment	$1 million*
Subsequent Investments	None

*   Affiliated non-money market mutual funds managed by Pyxis are not subject to the $1 million minimum initial investment requirement.

Individual investors that invest directly with the Fund are not eligible to invest in the Institutional Class shares.

You may purchase shares of the Fund by mail, bank wire, electronic funds transfer or by telephone after you have opened an account with the Fund. You may obtain an account application from your financial intermediary, from the Fund by calling 1-877-665-1287 or from the Fund’s website at www.pyxisais.com /Tools/Forms.

In general, you may sell (redeem) all or part of your Fund shares on any business day through the following options:

•	Through your Financial Intermediary

•	By writing to Pyxis Funds II — Pyxis Money Market Fund II, P.O. Box 9840, Providence, RI 02940, or

•	By calling BNY Mellon Investment Servicing at 1-877-665-1287

Financial intermediaries may independently charge fees for shareholder transactions or for advisory services. Please see their materials for details.

Tax Information

The Fund intends to make distributions that generally will be taxable to you as ordinary income or capital gains, unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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